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                                                            EXECUTION COPY

                                                              EXHIBIT 10.3

                       PREFERRED UNIT RECIPIENT AGREEMENT



         This PREFERRED UNIT RECIPIENT AGREEMENT (this "AGREEMENT") is made by and among American Real Estate Investment, L.P., a Delaware limited partnership (the "PARTNERSHIP"), American Real Estate Investment Corporation, a Maryland corporation, as the sole general partner of the Partnership (the "COMPANY" and, together with the Partnership, the "ACQUIROR"), Hopewell Properties, Inc. a South Carolina corporation (the "PREFERRED UNIT RECIPIENT"), who is (directly or indirectly, as a partner in partnerships or a member of limited liability companies) contributing all or a portion of certain properties (the "CONTRIBUTED ASSETS") to the Partnership in exchange for the issuance by the Partnership of Series B preferred units of limited partner interests with the rights, preferences and designations set forth on Annex I attached hereto (the "PREFERRED UNITS") in the Partnership, pursuant to an Agreement of Sale and Purchase made and entered into as of the 7th day of August, 1998, as amended from time to time (as amended, the "AGREEMENT OF SALE AND PURCHASE"), among the Partnership and the parties reflected on the signature pages thereto. Except as otherwise noted herein, all capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meaning ascribed to them in the Agreement of Sale and Purchase.

         In consideration of the Partnership's agreement to offer Preferred Units to the undersigned (the "OFFERING") as contemplated by the Agreement of Sale and Purchase, the undersigned agrees and represents to the Partnership as follows:

         Section 1. ACCEPTANCE OF PARTNERSHIP AGREEMENT.

         (a) The undersigned hereby agrees to receive from the Partnership the number of Preferred Units indicated on the counterpart signature page hereof. In respect of this Agreement, the undersigned herewith delivers to the Partnership
(i) two executed original signature pages of this Agreement, (ii) two executed original signature pages of the exhibit to the Partnership Agreement and (iii) a fully completed Investor Information Sheet, Account Information Sheet, and Accredited Investor Questionnaire, attached as Exhibits A, B and C, respectively.

         (b) The undersigned acknowledges that the Preferred Units will be issued to the undersigned (although the Preferred Units will not be certificated).

         (c) The undersigned agrees that upon receipt of Preferred Units by the undersigned and admission of the undersigned as a limited partner in the Partnership, the undersigned will be bound by the terms and conditions of the Partnership's Amended and Restated Agreement of Limited Partnership, as amended from time to time (the "PARTNERSHIP AGREEMENT"), except that the provisions of
Article XV of the Partnership Agreement shall not apply to the undersigned, and with reference to the undersigned, shall be deemed to be replaced in their entirety by the provisions of SECTION 3 of this Agreement which sets forth the entire agreement between the parties with respect to registration rights under the Securities Act of 1933, as amended (the "SECURITIES ACT").

         (d) The Partnership agrees that it will admit the undersigned as a limited partner in the Partnership upon receipt of Preferred Units by the undersigned pursuant to this Agreement.


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         Section 2. INVESTOR REPRESENTATIONS AND WARRANTIES. The undersigned hereby acknowledges, represents and warrants to, and agrees with the Partnership as follows, which acknowledgments will be true and correct as of the closing of the transaction whereby the Partnership acquires the Contributed Assets (the "CLOSING DATE"):

         (a) AUTHORIZATION. This Agreement has been duly executed and delivered by the undersigned and constitutes a legal, valid and binding agreement of the undersigned, enforceable in accordance with its terms. The undersigned represents that it has full power and authority to enter into this Agreement. If the undersigned is a corporation, partnership, trust or other entity, it represents that: (i) it is duly organized, validly existing and in good standing in its jurisdiction of incorporation or organization and has all the requisite power and authority to invest in the securities as provided herein; (ii) such investment does not result in any violation of, or conflict with, any term or provision of the charter, bylaws or other governing documents of the undersigned or any other instrument or agreement to which it is subject; (iii) such investment has been duly authorized by all necessary action on behalf of the undersigned; and (iv) this Agreement has been duly executed and delivered on behalf of the undersigned and constitutes a legal, valid and binding agreement of the undersigned.

         (b) NO ADVERTISEMENT OR SOLICITATION. The undersigned acknowledges that the offer and sale of the Preferred Units to it has not been accomplished by any form of general solicitation or general advertising, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (c) INVESTOR INFORMATION. All information which the undersigned has heretofore furnished and furnishes herewith to the Partnership, including, without limitation, the Investor Questionnaire and the certification as to the undersigned's status as an Accredited Investor, as such term is defined in Regulation D promulgated under the Securities Act, and any other information with respect to the undersigned and the undersigned's financial position and business experience is true, correct and complete as of the date of this Agreement, and shall be true, correct and complete as of the date of the acceptance hereof by the Partnership and the acquisition of the Preferred Units by the undersigned, and if there should be any material change in such information prior to the acquisition of the Preferred Units by the undersigned, the undersigned will immediately furnish such revised or corrected information to the Partnership.

         (d) ACCREDITED INVESTOR. The undersigned is an Accredited Investor, as such term is defined in Regulation D promulgated under the Securities Act.

         (e) INVESTMENT EXPERIENCE. The undersigned represents that it has such knowledge and experience in financial and business matters as to be capable of evaluating alone, or together with its purchaser representative or personal advisor, the merits and risks of an investment in the Preferred Units. The undersigned acknowledges that the undersigned has the financial ability to bear the economic risk of its investment in the Partnership (including its possible loss), has adequate means for providing for its current needs and personal contingencies and has no need for liquidity with respect to the investment in the Partnership. If other than an individual, the undersigned also represents it has not been organized solely for the purpose of acquiring the Preferred Units.

         (f) PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the undersigned in reliance upon its representation to the Partnership, which by the undersigned's execution of this Agreement it hereby confirms, that the Preferred Units to be received by the undersigned will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that it has no present intention of selling, granting any


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participation in, or otherwise distributing the same. By executing this
Agreement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Preferred Units.

         (g) DISCLOSURE OF INFORMATION. The undersigned and/or the undersigned's purchaser representative or personal advisor, as the case may be:

              (i) has received a copy of the Agreement of Sale and Purchase, the Partnership Agreement and the Charter and Bylaws of the Company, and has read and is familiar with these documents and their terms;

              (ii) has received and read the following documents filed by the Company with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"): (a) the Company's Annual Report on Form 10-KSB for its fiscal year ended December 31, 1997; (b) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998; and (c) the Company's Current Reports on Form 8-K and 8-K/A filed January 23, 1998, February 24, 1998, April 10, 1998, May 15, 1998, June 10, 1998, July 7,
    1998, July 14, 1998, August 13, 1998, September 3, 1998 and November 13,
    1998;

              (iii) has been provided an opportunity to obtain any additional information requested concerning the Preferred Units, the Partnership and the Company;

              (iv) has been provided, by the Company and the Partnership, with all documents that it has requested relating to an investment in the Preferred Units, has been given the opportunity to ask questions of, and receive answers from, the Company and the Partnership concerning the terms and conditions of this Agreement, the Partnership Agreement and other matters pertaining to this investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information provided in order to allow it to evaluate the merits and risks of an investment in the Partnership to the extent the Company or the Partnership possesses such information or can acquire it without unreasonable effort or expense, and has not been furnished with or relied upon any representations or other information (whether oral or written) other than as set forth in this Agreement, the Agreement of Sale and Purchase, or as contained in any documents or answers to questions furnished to the undersigned by the Company or the Partnership; and

              (v) has evaluated the risks of an investment in the Preferred Units and has determined that such investment is suitable for it and that at this time it can bear the economic risk of the investment.

         (h)  RESTRICTIONS ON TRANSFER.

              (i) The undersigned understands and acknowledges that the Preferred Units have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions thereof which exemption depends upon, among other things, the bona fide nature of the investment intent of the undersigned as expressed herein and the other representations of the undersigned set forth herein.

              (ii) The undersigned understands and acknowledges that none of the Preferred Units or the securities into which Preferred Units may be exchanged have been registered under the Securities Act or registered or qualified under the securities laws of any state and none may be sold, transferred, assigned, pledged or hypothecated absent an effective registration thereof under such Securities Act or an


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    opinion of counsel, which opinion is satisfactory in form and substance to the Partnership and its counsel, to the effect that such registration is not required under said Securities Act or such states or that such transaction complies with the rules promulgated by the SEC under said Securities Act or such states. The undersigned understands and acknowledges that the undersigned must bear the economic risks of this investment resulting from such limitations.

              (iii) The undersigned understands and acknowledges that the sale, transfer or other disposition of the Preferred Units is further restricted by the provisions of this Agreement and the Partnership Agreement.

              (iv) The undersigned understands and acknowledges that subject to certain conditions and in accordance with the Partnership Agreement, at any time after the Closing Date, the Preferred Units shall be convertible at any time or from time to time upon 10 days notice to the Company, for shares ("REGISTRABLE SECURITIES") of the common stock, par value $.001 per share, of the Company ("COMMON STOCK") on a 1:1.5151515 basis (subject to the anti-dilution provisions set forth in the Partnership Agreement), or for cash as provided in and subject to the conditions and restrictions contained in the Partnership Agreement. The Common Stock also will not have been registered under the Securities Act. The Company will also rely upon the representations of the undersigned as to investment intent and otherwise with respect to the issuance of any Common Stock. The restrictions referred to as being applicable to unregistered Preferred Units in clauses (i) through (iii) of this paragraph (h) will also apply to any unregistered Common Stock.

              (v) The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act, pursuant to which the undersigned may be able to sell Common Stock, subject to certain exceptions, one year after it receives such Common Stock so long as certain current public information is available about the issuer, the sale is through a broker in an unsolicited "broker's transaction" and the undersigned does not sell, in any three-month period, more than the greater of 1% of the outstanding Common Stock or the average weekly trading volume of Common Stock for the four-week period preceding the sale. The undersigned generally will be able to sell the Common Stock without regard to any volume or other limitations discussed above beginning two years after it receives the Common Stock, unless it is an affiliate of the Company (I.E., a person controlling, controlled by or under common control with the Company). Affiliates of the Company will continue to be subject to the volume limitations on unregistered sales following the expiration of the two-year period. Under strict interpretation the one-year and two-year periods are measured from the date shares of Common Stock are received, not from the date Preferred Units are received. The preceding description is a general summary of the restrictions of Rule 144, and the undersigned should consult with its own legal advisor to ensure compliance with all of the requirements of applicable federal and state securities laws and regulations. In this connection, the undersigned understands Rule 144 may or may not be available for the resale of the Preferred Units and the undersigned should consult an attorney with regard to the availability of Rule 144. The Common Stock is subject to the reporting requirements under the Exchange Act, and upon notice of issuance will be listed for trading on the American Stock Exchange or such other exchange or quotation system on which the Common Stock is listed at such time. The undersigned further understands and acknowledges that, with respect to the Common Stock, while the Company believes that it satisfies the conditions of Rule 144 on the date it accepts this subscription, and will continue to use its commercially reasonable efforts to satisfy such conditions, there can be no assurance that it will meet such conditions one year following the issuance of Common Stock (the first date when sales under this rule would be permitted). In the event not all of the requirements of Rule 144 are met, registration under the Securities Act or some other registration exemption will be required for any disposition of Common Stock. The undersigned understands that although Rule 144 is not exclusive, the SEC has expressed its opinion that persons proposing to sell restricted securities received in an offering other than a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is


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    available for such offers or sales that such persons and the brokers who participate in the transactions do so at their own risk.

         (i) GUARANTEED PAYMENT DATE. The undersigned understands that with respect to the first Guaranteed Payment Date (as defined below) on or after the Closing, for distributions by Acquiror as contemplated by the Partnership Agreement, distributions payable with respect to the Preferred Units issued pursuant to this Agreement shall be made to the Preferred Unit Recipient on a PRO RATA basis based upon the number of days during the calendar quarter preceding such Guaranteed Payment Date that the Preferred Unit Recipient held such Preferred Units. "GUARANTEED PAYMENT DATE" shall mean the last calendar day of March, June, September and December in each year.

         (j) INDEMNIFICATION. The undersigned understands and acknowledges that the Partnership and the Company are relying on representations, warranties and agreements made by the undersigned to the Partnership and the Company herein and in the Investor Questionnaire, and thus, hereby agrees to indemnify the Partnership and the Company and their respective partners, directors, officers, affiliates, agents and employees, and hold each of them harmless against any and all loss, damage, liability or expense, including reasonable attorneys' fees, which they or any of them may suffer, sustain or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the undersigned under this Agreement, the Investor Questionnaire or in connection with the sale or distribution by the undersigned of the Preferred Units subscribed for by the undersigned pursuant hereto, or the Common Stock into which the Preferred Units may be exchanged, in violation of the Securities Act or any other applicable law.

         (k) INVESTOR AWARENESS. The undersigned acknowledges, agrees and is aware that:

              (i) no federal or state agency has passed upon the Preferred Units or the Common Stock or made any finding or determination as to the fairness of this investment nor any recommendation or endorsement of the investment;

              (ii) there are substantial risks of loss of investment incidental to the purchase of the Preferred Units;

              (iii) except as provided in the Partnership Agreement, the investment in the Partnership or the Common Stock is an illiquid investment and the undersigned must bear the economic risk of investment in the Preferred Units or the Common Stock for an indefinite period of time;

              (iv) this Agreement and the Partnership Agreement contain substantial restrictions on transferability of the Preferred Units and Common Stock;

              (v) neither the Company, the Partnership, nor any of their affiliates or representatives has provided the undersigned with any investment, tax, legal, regulatory or accounting advice with respect to the investment in or ownership of Preferred Units or Common Stock;

              (vi) the representations, warranties, agreements, undertakings and acknowledgments made by the undersigned in this Agreement (including, without limitation, the exhibits thereto) are made with the intent that they be relied upon by the Partnership and the Company in determining the undersigned's suitability as a purchaser of the Preferred Units, and shall survive its admission as a limited partner in the Partnership; and

              (vii) this Agreement may not be cancelled, revoked or withdrawn by the undersigned, and that this Agreement and the documents submitted herewith shall survive (A) changes in the


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    transaction, documents and instruments described in the Agreement of Sale and Purchase that are not material; and (B) death, disability or dissolution of the undersigned.

         (l) LEGENDS. To the extent applicable, any certificate issued in respect of any Preferred Units or Common Stock issued in exchange for Preferred Units, shall be endorsed with the legends substantially in the form set forth below, and the undersigned covenants that, except to the extent such restrictions are waived by the Partnership, the undersigned shall not transfer any Preferred Units or Common Stock received in exchange therefor without complying with the restrictions on transfer described in such legends; PROVIDED, HOWEVER, that the legend described in Section 2(l)(ii) shall only apply to the Preferred Units and not the Common Stock issued in exchange for Preferred Units, and shall be endorsed only on the certificates, if any, issued in respect of the Preferred Units:

              (i) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE, HAVE BEEN ISSUED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY STATE SECURITIES LAW WHICH MAY BE APPLICABLE, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED WITHOUT COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH APPLICABLE EXEMPTIONS THEREFROM."

              (ii) "THIS CERTIFICATE IS NOT NEGOTIABLE. THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO RESTRICTIONS CONTAINED IN THAT CERTAIN PREFERRED UNIT RECIPIENT AGREEMENT ENTERED INTO BETWEEN THE HOLDER HEREOF AND THE PARTNERSHIP AND THE PARTNERSHIP'S AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (THE "PARTNERSHIP AGREEMENT"), AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS AND TO THE EXTENT PERMITTED BY, AND IN ACCORDANCE WITH, THE PROVISIONS OF SUCH PREFERRED UNIT RECIPIENT AGREEMENT AND THE PARTNERSHIP AGREEMENT."

         (m) AUTHORITY.

              (i) The undersigned has not made a general assignment for the benefit of creditors, filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by its creditors, suffered the appointment of a receiver to take possession of all, or substantially all, of its assets, suffered the attachment or other judicial seizure of all, or substantially all, of its assets, admitted in writing its inability to pay its debts as they come due or made an offer of settlement, extension or composition to its creditors generally.

              (ii) Neither the execution and delivery of this Agreement by the undersigned nor the performance by the undersigned of the transactions contemplated hereby will: (a) violate or conflict with any of the provisions of the partnership agreement or certificate of limited partnership (or similar organizational and governing documents), if any, of the undersigned;
    (b) violate, result in a breach of, conflict with, result in the acceleration of, or entitle any party to accelerate the maturity or the cancellation of the performance of any obligation arising out of any agreement binding on the undersigned, or result in the creation or imposition of any lien, encumbrance, pledge, claim, security interest, demand, easement, covenant, condition, restriction and encroachment of any kind or nature (collectively, "LIENS") in or upon any of the undersigned's Preferred Units or constitute a default (or an event which might, with the passage of time or the giving of notice, or both, constitute a default) under any mortgage, indenture, deed of trust, lease, contract (including any Service Agreement), loan or credit


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    agreement, license or other instrument to which the undersigned is a party or by which it or any of its assets may be bound or affected; or (c) violate or conflict with any provision of any statute, law, rule, regulation, code or ordinance or any judgment, decree, order, writ, permit or license applicable to the undersigned or the undersigned's Contributed Assets. Other than those which have been obtained or made prior to the date hereof, no consent or approval or action of, filing with or notice to any governmental or regulatory authority, any creditor, investor, member, partner, shareholder, or tenant-in-common of the undersigned is necessary or required for the execution, delivery and performance by the undersigned of this Agreement or the consummation of the transactions contemplated hereby.

         Section 3. REGISTRATION RIGHTS. All capitalized terms used in this
Section 3 and not otherwise defined in this Agreement shall have the meanings ascribed to them in the Partnership Agreement.

         (a) SHELF REGISTRATION UNDER THE SECURITIES ACT.

              (i) FILING OF SHELF REGISTRATION STATEMENT. Within 90 days following the Closing Date, the Company shall cause to be filed with the SEC a shelf registration statement and related prospectus, including any preliminary prospectus and documents incorporated by reference (the "SHELF REGISTRATION STATEMENT") that complies as to form in all material respects with applicable SEC rules providing for the sale by the Preferred Unit Recipient of its Registrable Securities, and agrees to use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as reasonably practicable thereafter. The Preferred Unit Recipient agrees to provide in a timely manner information regarding its proposed distribution of the Registrable Securities and such other information reasonably requested by the Company in connection with the preparation of and for inclusion in the Shelf Registration Statement. The Company agrees to use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until the earlier of (i) the first date on which the Preferred Unit Recipient has consummated the sale of all of its Registrable Securities registered under the Shelf Registration Statement, (ii) the date on which all of the Registrable Securities are eligible for sale pursuant to Rule 144(k) (or any successor provision) or in a single transaction pursuant to Rule 144(e) (or any successor provision) under the Securities Act or (iii) the second anniversary of the date of this Agreement and, further agrees to supplement or amend the Shelf Registration Statement, if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for Shelf Registration. By selling Common Stock as part of the Shelf Registration, the Preferred Unit Recipient shall be deemed to have agreed to all of the terms and conditions of this SECTION 3 and to have agreed to perform any and all obligations relating to it hereunder.

              (ii) EXPENSES. The Company shall pay all expenses incident to the performance by it of its registration obligations under this Section 3, including (i) all stock exchange, SEC and state securities registration, listing and filing fees, (ii) all expenses incurred in connection with the preparation, printing and distributing of the Shelf Registration Statement and prospectus (including all expenses incurred in connection with the delivery to the Preferred Unit Recipient of such number of copies of any prospectus as it may reasonably request), and (iii) fees and disbursements of counsel for the Company and of the independent public accountants of the Company ("Registration Expenses"). The Preferred Unit Recipient shall pay all underwriting discounts and commissions, brokerage or dealer fees, the fees and disbursements of its counsel, accountants or other representatives and transfer taxes, if any, relating to the sale or disposition of its Registrable Securities pursuant to the Shelf Registration Statement or Rule 144 under the Securities Act.

              (iii) INCLUSION IN SHELF REGISTRATION STATEMENT. The Company shall include Registrable Securities held by the Preferred Unit Recipient at the Closing in the Shelf Registration


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    Statement. The provisions of this SECTION 3, and the obligations of the
    Company hereunder, apply only to the Preferred Unit Recipient, and its permitted transferees and assignees.

         (b) REGISTRATION PROCEDURES. In connection with the obligations of the Company with respect to the Shelf Registration Statement pursuant to SECTION 3(A) hereof, the Company shall:

              (i) prepare and file with the Commission, within the time period set forth in SECTION 3(a)(i) hereof, a Shelf Registration Statement, which Shelf Registration Statement (A) shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution by the Preferred Unit Recipient and (B) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith;

              (ii) subject to the last three sentences of this SECTION 3(b)(ii) and to SECTION 3(b)(ix) hereof, (A) prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the applicable period; (B) cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; (C) respond promptly to any comments received from the SEC with respect to the Shelf Registration Statement, or any amendment, post-effective amendment or supplement relating thereto; and (D) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Preferred Unit Recipient. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in clauses (A), (B) or (C) above with respect to the Preferred Unit Recipient unless and until the Company has received either a written notice (a "REGISTRATION NOTICE") from the Preferred Unit Recipient that it intends to make offers or sales under the Shelf Registration Statement as specified in such Registration Notice or a written response from it of the type contemplated by SECTION 3(a)(iii); provided, however, that the Company shall have ten business days to prepare and file any such amendment or supplement after receipt of a Registration Notice. The Preferred Unit Recipient also shall notify the Company in writing upon completion of such offer or sale or at such time as the Preferred Unit Recipient no longer intends to make offers or sales under the Shelf Registration Statement;

              (iii) furnish to the Preferred Unit Recipient when it has delivered a Registration Notice to the Company and is holding Registered Securities, without charge, as many copies of each applicable Prospectus, including each preliminary Prospectus and any amendment or supplement thereto, and such other documents as the Preferred Unit Recipient may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of such Prospectus, including each preliminary Prospectus, by the Preferred Unit Recipient in connection with the offering and sale of the Registrable Securities covered by such Prospectus or the preliminary Prospectus;

              (iv) use its reasonable best efforts to register or qualify the Registrable Securities by the time the Shelf Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as the Preferred Unit Recipient shall reasonably request in writing, keep each such registration or qualification effective during the period the Shelf Registration Statement is required to be kept effective or during the period offers or sales are being made by the Preferred Unit Recipient (if it has delivered a Registration Notice to the Company), whichever is shorter, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Preferred Unit Recipient to consummate the disposition in each such jurisdiction of Registrable Securities owned by the Preferred Unit Recipient; provided, however, that the Company shall not be required (A) to qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction


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    where it would not be required so to qualify or register but for this
    SECTION 3(b)(iv), (B) to subject itself to taxation in any such jurisdiction or (C) to submit to the general service of process in any such jurisdiction;

              (v) notify the Preferred Unit Recipient when the Shelf Registration Statement has become effective and notify the Preferred Unit Recipient if it is holding Registrable Securities and has delivered a Registration Notice to the Company promptly and, if requested by the Preferred Unit Recipient, confirm such advice in writing (A) when any post-effective amendments and supplements to the Shelf Registration Statement become effective, (B) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose, (C) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose and
    (D) of the happening of any event during the period the Shelf Registration Statement is effective as a result of which the Shelf Registration Statement or a related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading;

              (vi) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible moment; (vii) furnish to the Preferred Unit Recipient holding Registrable Securities that has delivered a Registration Notice to the Company, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

              (viii) cooperate with the Preferred Unit Recipient when it is holding Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Registrable Securities to be issued for such numbers of shares and registered in such names as the Preferred Unit Recipient may reasonably request at least two business days prior to any sale of Registrable Securities;

              (ix) subject to the last three sentences of SECTION 3(b)(ii) hereof, upon the occurrence of any event contemplated by SECTION 3(b)(v)(d) hereof, use its reasonable best efforts promptly to prepare and file a supplement or prepare, file and obtain effectiveness of a post-effective amendment to the Shelf Registration Statement or a related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (x) a reasonable time prior to the filing of any Prospectus, any amendment to the Shelf Registration Statement or amendment or supplement to a Prospectus, provide copies of such document (not including any documents incorporated by reference therein unless requested) to the Preferred Unit Recipient holding Registrable Securities if it has provided a Registration Notice to the Company;

              (xi) use its reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

              (xii) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

              (xiii) use its reasonable best efforts to cause the Registrable Securities covered by the Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Preferred Unit Recipient, having delivered a Registration Notice to the Company, to consummate the disposition of such Registrable Securities.

         The Company may require the Preferred Unit Recipient, if it is holding Registrable Securities, to furnish to the Company in writing such information regarding the proposed distribution by the Preferred Unit Recipient as the Company may from time to time reasonably request in writing.

         In connection with and as a condition to the Company's obligations with respect to the Shelf Registration Statement pursuant to SECTION 3(a) hereof and this SECTION 3(b), the Preferred Unit Recipient agrees that (A) it will not offer or sell its Registrable Securities under the Shelf Registration Statement until (1) it has either (I) provided a Registration Notice pursuant to SECTION 3(b)(ii) hereof or (II) had Registrable Securities included in the Shelf Registration Statement at the time it became effective pursuant to SECTION 3(a)(iii) hereof and (2) it has received copies of the supplemented or amended Prospectus contemplated by SECTION 3(b)(ii) hereof and receives notice that any post-effective amendment has become effective; (B) upon receipt of any notice from the Company of the happening of any event of the kind described in SECTION 3(b)(ii)(D) hereof, the Preferred Unit Recipient will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until the Preferred Unit Recipient receives copies of the supplemented or amended Prospectus contemplated by SECTION 3(b)(ix) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, the Preferred Unit Recipient will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in the Preferred Unit Recipient's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; and (C) all offers and sales under the Shelf Registration Statement shall be completed within forty-five (45) days after the first date on which offers or sales can be made pursuant to clause (A) above (a "Sale Period"), and upon expiration of such forty-five (45) day period the Preferred Unit Recipient will not offer or sell its Registrable Securities under the Shelf Registration Statement until it has again complied with the provisions of clause
(A)(2) above, except that if the applicable Registration Notice was delivered to the Company at a time which was not part of a Sale Period, such forty-five (45) day period shall be the next succeeding Sale Period.

         (c) RESTRICTIONS ON PUBLIC SALE BY HOLDERS OF REGISTRABLE SECURITIES. The Preferred Unit Recipient agrees with the Company that:

              (i) If the Board of Directors of the Company determines in its good faith judgment that the filing of the Shelf Registration Statement under SECTION 3(a) hereof or the use of any Prospectus would materially impede, delay or interfere with any pending material financing, acquisition or corporate reorganization or other material corporate development involving the Company or any of its subsidiaries, or require the disclosure of important information which the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a significant transaction, upon written notice of such determination by the Company, the right of the Preferred Unit Recipient to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement (including any action contemplated by SECTION 3(b) hereof) will be suspended until the date upon which the Company notifies the Preferred Unit Recipient in writing that suspension of such rights for the grounds set forth in this SECTION 3(c)(i) is no longer necessary, but in any event, no such period shall extend for longer than 45 days; PROVIDED the Company may deliver only two such notices in any twelve month period.

              (ii) In the case of the registration of any underwritten equity offering proposed by the Company (other than any registration by the Company on Form S-8, or a successor or substantially similar form, of (A) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan or (B) a dividend reinvestment plan), the Preferred Unit Recipient agrees, if requested in writing by the managing underwriter or underwriters administering such offering, not to effect any offer, sale or distribution of Registrable Securities (or any option or right to acquire Registrable Securities) during the period commencing on the seventh day prior to the expected effective date (which date shall be stated in such notice) of the registration statement covering such underwritten primary equity offering and ending on the date specified by such managing underwriter in such written request to the Preferred Unit Recipient, which date shall not be later than 45 days after such expected dated of effectiveness or the commencement of the offering, as the case may be.

              (iii) In the event that the Preferred Unit Recipient uses a Prospectus in connection with the offering and sale of Registrable Securities covered by such Prospectus, the Preferred Unit Recipient will use only the latest version of such Prospectus provided to it by the Company.

         (d) INDEMNIFICATION; CONTRIBUTION.

              (i) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Preferred Unit Recipient and, if applicable, its officers and directors and each person, if any, who controls any Preferred Unit Recipient within the meaning of Section 15 of the Securities Act as follows:

                   (A) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement (or any amendment thereto) or any Prospectus, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                   (B) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                   (C) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (A) or (B) above;

              PROVIDED, HOWEVER, that the indemnity provided pursuant to this
              SECTION 3(d)(ii) does not apply to the Preferred Unit Recipient with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Preferred Unit Recipient expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus.

              (ii) INDEMNIFICATION BY PREFERRED UNIT RECIPIENT. The Preferred Unit Recipient agrees to indemnify and hold harmless the Company, and each of its directors and officers (including each director and officer of the Company who signed the Shelf Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in SECTION 3(d)(i) hereof (except that any settlement described in SECTION 3(d)(i)(B) shall be effected with the written consent of the Preferred Unit Recipient), but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or omission, or alleged untrue statement or omission, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus in reliance upon and in conformity with written information furnished to the Company by the Preferred Unit Recipient expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus. In no event shall the liability of the Preferred Unit Recipient under this SECTION 3(d)(ii) be greater in amount than the dollar amount of the proceeds received by the Preferred Unit Recipient upon the sale of the Registrable Securities giving rise to such indemnification obligation.

              (iii) Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party (A) shall not relieve it from any liability which it may have under the indemnity agreement provided in SECTION 3(d)(i) OR (ii) unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party significantly impairs the indemnifying party's rights and defenses and (B) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under SECTION 3(d)(i) OR
    (ii). If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying company may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party; PROVIDED, HOWEVER, that, if such indemnified party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party or parties in the aggregate shall be entitled to one separate counsel at the indemnifying party's expense. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this SECTION 3(d)(iii), the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties. In such event however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

              (iv) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this SECTION 3(d) is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the Preferred Unit Recipient shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Preferred Unit Recipient, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the Preferred Unit Recipient on the other, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified parties in connection with the offering to which such losses, liabilities, claims, damages, or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

         The Company and the Preferred Unit Recipient agree that it would not be just or equitable if contribution pursuant to this SECTION 3(d)(iv) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this SECTION 3(d)(iv), the Preferred Unit Recipient shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the Preferred Unit Recipient were sold to the public exceeds the amount of any damages which the Preferred Unit Recipient is otherwise required to pay by reason of such untrue statement or omission.

         Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this SECTION 3(d)(iv), each director of the Company, each officer of the Company who signed the Shelf Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

         (e) RULE 144 SALES.

              (i) The Company covenants that it will file the reports required to be filed by the Company under the Securities Act and the Exchange Act, so as to enable the Preferred Unit Recipient to sell Registrable Securities pursuant to Rule 144 under the Securities Act.

              (ii) In connection with any sale, transfer or other disposition by the Preferred Unit Recipient of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with the Preferred Unit Recipient to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the Preferred Unit Recipient may reasonably request at least two business days prior to any sale of Registrable Securities.

         Section 4. MISCELLANEOUS.

         (a) MODIFICATION. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

         (b) NOTICES. All notices, payments, demands or other communications given hereunder shall be deemed to have been duly given and received (i) upon personal delivery or (ii) in the case of notices sent within, and for delivery within, the United States, as of the date shown on the return receipt after mailing by registered or certified mail, return receipt requested, postage prepaid, or (iii) the second succeeding business day after deposit with Federal Express or other equivalent air courier delivery service, unless the notice is held or retained by the customs service, in which case the date shall be the fifth succeeding business day after such deposit.

         (c) BINDING EFFECT. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and its heirs, executors, administrators and successors.

         (d) THIRD-PARTY BENEFICIARIES. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

         (e) ENTIRE AGREEMENT. This Agreement, the Agreement of Sale and Purchase and the Partnership Agreement contain the entire agreement of the parties with respect to this subscription, and there are no representations, covenants or other agreements except as stated or referred to herein or therein.

         (f) ASSIGNABILITY. This Agreement is not transferable or assignable by the undersigned other than to Permitted Transferees pursuant to SECTION 2(h)(v) hereof, or as otherwise permitted by the terms and conditions of this Agreement.

         (g) APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law principles thereof.

         (h) GENDER. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

         (i) COUNTERPARTS. This Agreement may be executed through the use of separate signature pages or in counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the parties hereto, notwithstanding that the parties hereto are not signatories to the same counterpart.

         (j) FURTHER ASSURANCES. The undersigned will, from time to time, execute and deliver to the Company or the Partnership all such other and further instruments and documents and take or cause to be taken all such other and further action as the Company or the Partnership may reasonably request in order to effect the transactions contemplated by this Agreement.

                                    * * * * *

                      AMERICAN REAL ESTATE INVESTMENT, L.P.

                       PREFERRED UNIT RECIPIENT AGREEMENT
                           COUNTERPART SIGNATURE PAGE

         The undersigned, desiring to enter into this Preferred Unit Recipient Agreement for the subscription of the number of Preferred Units indicated below, hereby agrees to all of the terms and provisions of this Preferred Unit Recipient Agreement and agrees to be bound by all such terms and provisions.

         The undersigned has executed this Preferred Unit Recipient Agreement as of the 22nd day of December, 1998.

Number of Preferred Units:  300,000



HOPEWELL PROPERTIES, INC.

By:/S/ T. WALTER BRASHIER
   ----------------------
Name: T. Walter Brashier
Title: President


Agreed and Accepted this 22 nd day of December, 1998.

AMERICAN REAL ESTATE INVESTMENT, L.P.,
         a Delaware limited partnership

By: American Real Estate Investment Corporation,
     a Maryland corporation


By: /S/ STEPHEN J. BUTTE
   ---------------------
Name: Stephen J. Butte
Title: Vice-President


AMERICAN REAL ESTATE INVESTMENT CORPORATION, a Maryland corporation



By: /S/STEPHEN J. BUTTE
   --------------------
Name: Stephen J. Butte
Title:  Vice-President